                                                                   EXHIBIT 10.36

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                                THE RULES OF THE
                               VODAFONE GROUP PLC
                              SHARE OPTION SCHEME

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Approved by the Company 14 September 1988
Amended May 1989, October 1991
May 1995, May 1997, April 1998 and June 1998

                                  RULES OF THE
                               VODAFONE GROUP PLC
                              SHARE OPTION SCHEME


DEFINITIONS

1.   In these Rules:

     (i)  the following words and expressions have the following meanings:-

          "Act"                         the Income and Corporation Taxes Act
                                        1988;

          "Auditors"                    the auditors for the time being of the
                                        Company;

          "Company"                     Vodafone Group Public Limited Company;

          "Control"                     the meaning given to the expression in
                                        Section 840 of the Act;

          "Date of Grant"               the date on which the Directors grant an
                                        Option in accordance with the terms of
                                        Rule 2;

          "Directors"                   the board of directors for the time
                                        being of the Company or a duly
                                        authorised committee thereof;

          "Eligible Employee"           at any Date of Grant any director who is
                                        in fulltime Employment and any other
                                        person who is in Employment provided
                                        that such person has not less than two
                                        years' Employment to complete before
                                        Retirement. For the purposes of this
                                        definition "full-time" shall mean
                                        devoting substantially the whole of his
                                        working week to the Employment and
                                        having a normal contractual working week of 25 hours or more;

          "Employment"                  employment by the Company and/or any
                                        Subsidiary and "ceasing to be
                                        in Employment" shall be construed as
                                        ceasing to be employed by all such
                                        companies;

          "Equity Share Capital"        the meaning ascribed to that expression
                                        by Section 744 of the Companies Act
                                        1985;

          "Financial Year"              the meaning ascribed to that expression
                                        by Section 742 of the Companies Act
                                        1985;

          "Group"                       the Company and all its Subsidiaries;

          "Market Value"                an amount equal to the middle market
                                        quotation of a Share on the dealing day
                                        last preceding the relevant Date of
                                        Grant as derived from The Stock Exchange
                                        Daily Official List or, if the Shares
                                        are not listed in the Stock Exchange
                                        Daily Official List on the dealing day
                                        immediately preceding the relevant Date
                                        of Grant, the market value of a Share as determined by the Directors in agreement with the Auditors;

          "Option" the right granted or to be granted on any particular Date of Grant to acquire Shares in accordance with the Rules;

          "Option Certificate"          a certificate evidencing an Option as
                                        referred to in Rule 2(ii);

          "Option Price"                the price for the acquisition of a Share
                                        comprised in any Option which shall
                                        (subject to the provisions of Rule 6 and Rule 7(iv)) be determined by the Directors and shall be not less than the higher of;

                                        (a)  the nominal value of a Share; and

                                        (b)  85 per cent of the Market Value
                                             of a Share;

          "Participant"                 any person (including, where the context
                                        permits, the legal personal
                                        representatives of such person) who
                                        holds an Option;

          "Participating Company"       the Company and any of its Subsidiaries
                                        which the Directors shall from time to
                                        time determine to be a Participating
                                        Company for the purposes of the Scheme;

          "Record Date"                 in relation to any particular payment of
                                        dividend or other right attaching to
                                        Shares the date on which any shareholder must duly appear on the register of members of the Company as such in order to have the right to receive such dividend or other right;

          "Redundancy"                  redundancy within the meaning of the
                                        Employment Protection (Consolidation)
                                        Act 1978;

          "Relevant Emoluments"         at any Date of Grant the current annual
                                        rate of emoluments (excluding benefits
                                        in kind) payable to an Eligible Employee in accordance with his contract of employment with a member or members of the Group including any bonuses or commissions paid or payable to him during the period of twelve months preceding the date of Grant and for the purposes of this definition in the case of an Eligible Employee whose salary (or part thereof) is payable other than in sterling, such salary shall be translated into sterling at the official rate of exchange prevailing in London market at the Date of Grant;

          "Retirement"                  retirement on or after reaching
                                        pensionable age within the meaning of
                                        Schedule 20 to the Social Security Act
                                        1975 or any other age at which a
                                        Participant is bound to retire in
                                        accordance with the terms of his
                                        contract of employment;

          "Rules" these rules together with any amendment thereto effected in accordance with Rule 9;

          "Scheme" this scheme, being the Vodafone Group Plc Share Option Scheme as approved by the Company in General Meeting on 14th September 1988 in its present form or as amended from time to time and constituted by the Rules;

          "Share"                       an ordinary share in the capital of the
                                        Company;

          "Subsidiary"                  a company which is under the Control of
                                        the Company;

          "The Stock Exchange"          The International Stock Exchange of the
                                        United Kingdom and the Republic of
                                        Ireland Limited;

     (ii) words importing the singular shall include the plural and VICE VERSA and words importing the masculine shall include the feminine; and

     (iii) any reference to a statue (or a particular Chapter Part or Section thereof) shall mean and include any statutory modification or re-enactment thereof for the time being in force and any regulations made thereunder.

GRANT OF OPTIONS

2. (i) Subject to the provisions of Rule 3, the Directors may, by resolution, grant Options to such Eligible Employees as they in their absolute discretion think fit but only during the periods of:

          (a) three months following the approval of the Scheme by the Company in General Meeting

          (b) six weeks following the preliminary announcement to The Stock Exchange of the final results of the Company for any Financial Year; and

          (c) six weeks following the announcement to The Stock Exchange of the interim results of the Company for any Financial Year.

          The Directors may attach such conditions to the exercise of the options as they, in their absolute discretion, think fit.

          Options will only be granted to Eligible Employees to replace those already exercised if the Directors are satisfied that there has been a significant improvement in the performance of the Company over the two to three years preceding the regrant.

     (ii) An Option shall be entered into by way of a deed and Participant shall be sent an Option Certificate or statement. The Option Certificate or statement shall specify the number of Shares comprised in the Option, the Date of Grant, the Option Price and, in respect of each such Share, any conditions related to the exercise of Options specified by the Directors in respect of the grant of the Option shall be otherwise in such form (not inconsistent with the provisions of the Scheme) as the Directors may from time to time determine. If any such certificate or statement shall be worn out, defaced, destroyed or lost, it may be renewed on such evidence being provided and on such terms as the Directors may reasonably require.

     (iii) Any Eligible Employee to whom an Option is granted may renounce such Option in writing with 14 days of its Date of Grant

     (iv) No consideration shall be payable by an Eligible Employee for an Option.

     (v) It shall be a condition of participation in the Scheme (which is voluntary and does not form part of a participant's contract of employment) that in the event of the dismissal of a Participant from Employment in circumstances which could give rise to a claim for wrongful or unfair dismissal he shall not become entitled to any damages or compensation or any additional damages or additional compensation by reason of any alternation consequent thereupon of his rights or expectations under the Scheme.

     (vi) An Option shall be personal to the Participant and shall not be assignable and any purported assignment, transfer, charge, disposal or dealing with the rights or interest of the Participant under the Scheme shall render the Option void. However, on the death of a Participant, an Option shall be capable of being exercised by his legal personal representatives in accordance with the provisions of Rule 4.

LIMITATIONS

3.   (i)   The maximum number of Shares over which Options may be granted under the Scheme on any Date of Grant shall be limited so that the maximum number of Shares that may be issued on the exercise of such Options when aggregated with the number of Shares issued and the number capable of being issued pursuant to options granted during the immediately preceding ten year period under the Scheme or under any other employee share scheme adopted by the Company shall not exceed five per cent of the Equity Share Capital of the Company at the Date of Grant subject to an overriding maximum of such number of shares as represents ten per cent of the Equity Share Capital of the Company immediately following the admission of the same to the Official List of The Stock Exchange.

           The number of Shares over which options may be granted in the four years commencing on 18 May 1989 under the Scheme and any other share option scheme (other than a savings related scheme) operated by the Company shall be limited so that the number of Shares which have been or may be issued on the exercise of such options granted within such period shall not exceed two and one half per cent of the Equity Share Capital of the Company at the Date of Grant.

     (ii) The overriding maximum specified in paragraph (i) of this Rule is subject to such adjustment as the Auditors shall confirm in writing to the Company to be, in their opinion, fair and reasonable to take account of any capitalisation issue or rights issue or the subdivision, consolidation or reduction of the share capital of the Company.

     (iii) The maximum number of Shares over which Options may be granted under this Scheme on any Date of Grant may not exceed such number as, after adding thereto the number of Shares issued to the trustees of any profit sharing employee share scheme or issued pursuant to the exercise of options granted during the then current Financial Year and the two preceding Financial Years of the Company under the Scheme or under any other option scheme adopted by the Company (other than a savings related share option scheme), represents 3 per cent of the Equity Share Capital of the Company at the Date of Grant.

     (iv) The number of Shares over which an Option may be granted to any Eligible Employee on any Date of Grant shall be subject to the limit that the aggregate Market Value of the Shares or shares in Racal Electronics Plc which are the subject of options granted and not yet exercised under the Scheme and under any other employee share option scheme adopted by the Company or Racal Electronics Plc (other than a savings related share option scheme) during the period of 10 years ending on the Date of Grant shall not exceed four times his Relevant Emoluments.

     (v) No Option may be granted later than ten years after this Scheme is adopted in General Meeting.

     (vi) No Option may be granted at any time when there is an embargo on dealing in Shares by virtue of The Stock Exchange Model Code for Securities Transactions by Directors of listed companies or of the provisions of any legislation for the time being in force.

EXERCISE AND LAPSE OF OPTIONS

4.   (i)   Subject to sub-paragraph (ii) and (iii) of this Rule and to any conditions attaching to the Option as specified by the Directors in the Option Certificate evidencing the grant of the Option being satisfied or waived an Option shall be capable of being exercised in accordance with the provisions of Rule 5 following the earliest of:

           (a)   the expiry of three years from its Date of Grant;

           (b) the Participant ceasing to be in Employment by reason of his death, injury, disability, Redundancy or Retirement;

           (c) the Participant ceasing to be in Employment other than under 4(i)(b) (including, for the avoidance of doubt), by reason of the company by which he is employed ceasing to be a Subsidiary, or by reason of the business in which he is employed ceasing to be owned by the Company or a Subsidiary) if and to the extent that the Directors in their absolute discretion so determine;

           (d) the date on which an Option becomes exercisable pursuant to Rule 7 or Rule 8.

     (ii) An Option may not be exercised unless by reference to any three consecutive accounting reference periods of the Company which have expired after the Date of Grant and prior to the intended date of exercise, the Directors are of the opinion that there has been a real growth in the earnings per share of the Company provided that the provisions of this paragraph (ii) shall not apply in the circumstances mentioned in paragraphs (i)(b) or (c) of this Rule or in Rules 7 and 8. For the purposes of the paragraph:

           (a) "real growth" shall mean growth in excess of that shown for the corresponding period by the General Index of Retail Prices compiled and published by the Department of Employment (or, if the same shall not have been published throughout the period, any similar index selected by the Directors);

           (b) "earnings per share of the Company" shall be as defined in Statement of Standard Accounting Practice No 3;

           (c) in determining whether the requisite real growth has occurred, the Directors shall take all steps that are in their opinion necessary to ensure that the calculation of the Company's growth in earnings per share is made on a consistent basis and no exercise of Options on the basis of such calculations shall be permitted by the Directors until the Auditors shall have confirmed in writing to the Directors that such calculations are, in the Auditors' opinion, fair and reasonable.

           (d) the Directors shall notify each Participant as soon as reasonably practicable after his Option becomes exercisable pursuant to this paragraph.

     (iii) An Option shall lapse (to the extent that it has not previously been exercised) upon the earliest of the following:

           (a)   the expiry of seven years from its Date of Grant;

           (b) the expiry of twelve months from the date of a Participant's death;

           (c) the expiry of twelve months from the date on which the Participant ceases to be in Employment by reason of injury, disability, Redundancy or Retirement provided that in the event of the death of a Participant who has ceased to be in Employment as aforesaid within the said twelve months period the Option shall not lapse until the earlier of the expiry of twelve months from the date of his death and seven years after its date of Grant;

           (d) the date on which a Participant ceases to be in Employment in circumstances other than those described in (b) and (c) above provided that the Directors may in their absolute discretion permit the Option to lapse at a later date being a date not more than twelve months after the cessation of Employment nor more than seven years after its Date of Grant;

           (e)   the date on which an Option lapses pursuant to Rule 8;

           (f)   the Participant being adjudicated bankrupt.

MANNER OF EXERCISE OF OPTIONS

5.   (i)   In order to exercise an Option the Participant shall give notice in writing to the Company in a form prescribed by the Directors stating that he wishes to exercise the Option and the number of Shares in respect of which he wishes it to be exercised. Such notice shall be accompanied by the relevant Option Certificate and the aggregate Option Price of the Shares in respect of which the Option is exercised. Where the exercise of the Option attracts a liability to pay income tax through the PAYE system or the Company has any other obligation to withhold tax on the exercise of the Option, the notice shall be accompanied by either sufficient funds to pay any taxes which the Company is required to pay, withhold or deduct as a result of the exercise or an irrevocable authority to allot to a nominee sufficient Shares to pay any taxes which the Company is required to pay, withhold or deduct as a result of the exercise (other than Employer's Class 1 National Insurance Contributions) and an irrevocable authority for the nominee to sell such shares and pay the relevant amount to the Company.

     (ii) Within 30 days after receipt by the Company of such notice, Option Certificate and payment, the Company shall allot or procure the transfer of the Shares in respect of which the Option has been exercised. Shares allotted by the Company to satisfy Options, directly or indirectly, shall rank in full for all dividends and other rights attaching to Shares to which a right arises by reference to a Record Date falling on or after the date of allotment and shall in all other respects rank pari passu with the other issued Shares of the same class.

     (iii) An Option may be exercised in whole or in part and, subject to Rule 4 and 5, exercise in part shall not preclude further exercise. If an Option remains capable of further exercise the Company shall at the Directors' discretion either return the Option Certificate to the Participant endorsed to show the number of Shares in respect of which it remains capable of exercise or issue to him a new certificate which shall contain all the information which would have been contained in such endorsed certificate.

     (iv) The Company shall keep available sufficient unissued or issued Shares to satisfy in full all outstanding Options.

     (v) On the allotment of Shares following the exercise of any Option the Company shall as soon as is practicable apply to the Council of The Stock Exchange for the relevant Shares to be admitted to the Official List.

ISSUE OR REORGANISATION

6.   (i)   In the event of any issue or reorganisation (as defined in paragraph
           (ii) of this Rule) the number and/or class of Shares subject to Options and/or the relevant Option Prices shall be adjusted in such manner as the Auditors, upon reference to them by the Directors, shall confirm in writing to be, in their opinion, fair and reasonable provided that the Option Price of a Share shall never be less than its nominal value.

     (ii) For the purpose of paragraph (i) of this Rule, an issue or reorganisation means any capitalisation issue or rights issue or any consolidation, sub-division or reduction of the capital of the Company.

TAKEOVER

7.   (i)   In the event of a general offer being made to acquire the whole of the issued ordinary share capital of the Company or all the shares in the Company which are of the same class as Shares over which Options have been granted (or in either case such part thereof as is not at the time owned by the offeror or any company Controlled by the offerer and/or persons acting in concert with the offeror), and after the announcement of such general offer the offeror and/or any such companies and/or persons as aforesaid gains Control of the Company, a Participant will (subject to Rule 4(iii)) be entitled at any time within the period of three months following the later of the date on which Control of the Company passes and the date on which the offer becomes unconditional to exercise his Option in accordance with Rule
           5. However, if during such period the offeror becomes entitled or bound to exercise rights of compulsory acquisition of Shares pursuant to Sections 429 to 430F of the Companies Act 1985, Options shall (subject to Rule 4(iii)) be and remain exercisable at any time when the offeror remains so bound or entitled.

     (ii) If under Section 425 of the Companies Act 1985 the court sanctions a compromise or arrangement proposed for the purposes of or in connection with a scheme for the reconstruction of the Company or its amalgamation with any other company or companies a Participant may exercise all or any of the Options which he holds within the period of three months (or such shorter period as the Directors may notify to the Participant) following the date of sanction by the court.

     (iii) For the purposes of this Rule 7 (other than paragraph (iv)) a person shall be deemed to have obtained Control of a Company if he and others acting in concert with him have together obtained Control of it.

     (iv)  If any Company ("the Acquiring Company")

           (a)   obtains Control of the Company as a result of making:

                 (I) a general offer to acquire the whole of the issued ordinary share capital of the Company which is made on a condition such that if it is satisfied the person making the offer will have Control of the Company or

                 (II) a general offer to acquire all the Shares in the Company which are of the same class as the Shares over which Options have been granted; or

           (b) becomes bound or entitled to acquire shares in the Company under Sections 429 to 430F of the Companies Act 1985; or

           (c) obtains Control of the Company in pursuance of a compromise or arrangement sanctioned by the court under Section 425 of the Companies Act 1985 and proposed for he purposes of or in connection with a scheme for the reconstruction of the Company or its amalgamation with any other company or companies;

           a participant may, with the agreement of the Acquiring Company and during the appropriate period as defined in paragraph 15(2) of
           Schedule 9 to the Act, release all or part of his rights under the Scheme ("the old rights") in consideration of the grant to him of rights ("the new rights") which are equivalent to the old rights (in accordance with paragraph 15(3) of the said Schedule) and the new rights shall be deemed to have been granted at the time when the old rights were granted.

           In the application of the Rules to the new rights

           (I) the term "Share" shall, in Rules 5, 6 and 7 be taken as referring to a share in the company over whose share capital the new rights are granted;

           (II) the term "Company" shall, in Rules 5, 6, 7, 8, 9(iv) and 9(vii) be taken as referring to the company over whose share capital the new rights are granted; and

           (III) the term "Auditors" shall, where it appears, be taken as referring to the auditors for the time being of the company over whose share capital the new rights are granted.

     (v) The Directors shall use reasonable endeavours to notify any Participant forthwith of any event of which they have actual notice arising pursuant to this Rule which concerns any Option held by him for the time being.

     (vi) The exercise of an Option pursuant to the preceding provisions of this Rule shall be subject to the provisions of Rule 5 above.

VOLUNTARY WINDING UP

8. If a notice of a meeting to consider a resolution for the voluntary winding-up of the Company shall be given the Directors shall give notice thereof to all Participants and thereupon each Participant shall (subject to Rule 4(iii)) forthwith and until the commencement of the winding-up be entitled to exercise any Option held by him in the manner provided in Rule 5 but the exercise of any such Option as aforesaid shall be conditional upon the said resolution being duly passed before the lapse of such Option pursuant to Rule 4(iii). Subject as aforesaid all Options shall lapse immediately after the commencement of a winding-up of the Company.

ADMINISTRATION AND AMENDMENT

9.   (i)   The Scheme shall be administered under the direction of the Directors who may at any time and from time to time by resolution amend the Rules in any respect provided that:

           (a) no amendment shall alter to the disadvantage of a Participant any rights already acquired by him under the Scheme except with his prior written consent;

           (b) without the prior consent of the Company in General Meeting no Amendment to the advantage of any Participant shall be made to the following:

                 (I) the definitions of "Eligible Employee", "Relevant Emolument" and "Option Price";

                 (II) to or so as to nullify or override, any of the provisions of Rule 2(i), 2(iv), 2(vi), 3, 4, 5(ii), 5(iv), 5(v), 6, 7, 8 or this paragraph (i) of this Rule.